UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Report as of September 4, 2002

GENERAL BINDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

Commission File Number 0-2604

36-0887470
(I.R.S. employer identification No.)

One GBC Plaza,
Northbrook, Illinois 60062
(Address of principal executive offices, including zip code)

(847) 272-3700
(Registrant's telephone number, including area code)

Item 5.        Other

On September 4, 2002, General Binding Corporation ("GBC" or the "Company") announced the combination of its Document Finishing Group and Office Product Group into a new group named the Commercial and Consumer Group. In connection with this combination, Timothy J. Webb, President of GBC's Document Finishing Group has resigned from his position with the Company. The new Commercial and Consumer Group will be under the leadership of David H. Hewitt as President. Mr. Hewitt was formerly the President of GBC's Office Product Group.

Item 7.        Financial Statements and Exhibits

(c) Exhibits.

Exhibit 20 - Other documents or statements to security holders:
GBC press release dated September 4, 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                        GENERAL BINDING CORPORATION

                                                                                    By: /s/ Steven Rubin
                                                                                              Steven Rubin
                                                                                              Vice President, Secretary &
                                                                                              General Counsel

                                                                                              September 4, 2002

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